Exhibit 99.1

DELL INC.
LETTER OF TRANSMITTAL
4.700% Notes due 2013
that have been registered under the Securities Act of 1933, as amended
(the “Securities Act”)
for
4.700% Notes due 2013
that have not been registered under the Securities Act
and
5.650% Notes due 2018
that have been registered under the Securities Act
for
5.650% Notes due 2018
that have not been registered under the Securities Act
and
6.500% Notes due 2038
that have been registered under the Securities Act
for
6.500% Notes due 2038
that have not been registered under the Securities Act

The Exchange Offer will expire at 5:00 p.m., New York City time, on          , 2008, unless extended (such date and time, as it may be extended, the “Expiration Date”). Outstanding notes tendered in the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date, but not thereafter.

If you wish to accept the Exchange Offer, this Letter of Transmittal must be completed, signed and delivered to the Exchange Agent:

The Bank of New York Mellon Trust Company, N.A.

(212) 815-5788

By Overnight Delivery, Courier or Mail
(overnight delivery or courier recommended;
if by mail, registered or certified mail recommended):

Bank of New York Mellon Corporation
Corporate Trust Operations, Reorganization Unit
101 Barclay Street - 7 East
New York, New York 10286
Attn: Mr. William Buckley

Registered or Certified Mail:

Bank of New York Mellon Corporation
Corporate Trust Operations, Reorganization Unit
101 Barclay Street - 7 East
New York, New York 10286
Attn: Mr. William Buckley

By Facsimile Transmission (eligible institutions only):

(212) 298-1915
Confirm by Telephone:
(212)-815-5788

Delivery of this instrument to an address other than as set forth above or transmission via facsimile to a number other than the one listed above will not constitute a valid delivery. The instructions accompanying this Letter of Transmittal should be read carefully before the Letter of Transmittal is completed. Receipt of incomplete, inaccurate or defective letters of transmittal will not constitute valid delivery. Although we may waive defects and irregularities with respect to your tender of Old Notes (defined below), we are not required to do so and may not do so.

The undersigned is a holder of the unregistered, issued and outstanding Old Notes (defined below) issued by Dell Inc. (the “Issuer”) under that certain indenture dated as of April 17, 2008 (as supplemented, amended and modified, the “Indenture”), between Issuer and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee.

The undersigned hereby acknowledges receipt of the prospectus dated          , 2008 (the “Prospectus”), of the Issuer and this letter of transmittal (the “Letter of Transmittal”). These two documents together constitute the offer by the Issuer to exchange its 4.700% Notes due 2013, 5.650% Notes due 2018 and 6.500% Notes due 2038 (the “New Notes”), the issuance of which has been registered under the Securities Act of 1933, for a like principal amount of its issued and outstanding unregistered 4.700% Notes due 2013, 5.650% Notes due 2018 and 6.500% Notes due 2038, respectively (the “Old Notes”). The offer to exchange the New Notes for the Old Notes is referred to as the “Exchange Offer.”

Capitalized terms used herein and not defined herein shall have the respective meanings given to them in the Prospectus.

The Issuer reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer for the Old Notes is open, at its discretion, in which event the term “Expiration Date” shall mean the latest date to which the Exchange Offer is extended. The Issuer shall notify The Bank of New York Mellon Trust Company, N.A. (the “Exchange Agent”) of any extension by oral or written notice and shall make a public announcement thereof no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

This Letter of Transmittal is to be used by a holder of Old Notes either if certificates representing Old Notes are to be physically delivered herewith, or delivery of Old Notes is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (“DTC”) pursuant to the procedures set forth in the Prospectus under the caption “Exchange Offer — Procedures for Tendering” and an “agent’s message” is not delivered or being transmitted through ATOP (defined below) as described in the Prospectus under the caption “Exchange Offer — Procedures for Tendering.”

Tenders by book-entry transfer may also be made by delivering an agent’s message in lieu of this Letter of Transmittal pursuant to DTC’s Automated Tender Offer Program (“ATOP”). See procedures set forth in the Prospectus under the caption “Exchange Offer — Procedures for Tendering.” The undersigned should allow sufficient time for completion of the ATOP procedure with DTC if used for tendering their Old Notes on or prior to the Expiration Date.

Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

The term “holder” with respect to the Exchange Offer for Old Notes means any person in whose name such Old Notes are registered on the books of the registrar for the Old Notes, any person who holds such Old Notes and has obtained a properly completed bond power from the registered holder or any participant in the DTC system whose name appears on a security position listing as the holder of such Old Notes and who desires to deliver such Old Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety (unless such Old Notes are to be tendered by book-entry transfer and an agent’s message is delivered in lieu hereof pursuant to DTC’s ATOP).

Please read the entire Letter of Transmittal and the Prospectus carefully before checking any box below. The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent.

List below the Old Notes tendered under this Letter of Transmittal. If the space below is inadequate, list the registered numbers and principal amounts on a separate signed schedule and affix the list to this Letter of Transmittal.

DESCRIPTION OF OLD NOTES TENDERED
Name(s) and Address(es) of the
DTC Participant(s) or
Registered Holder(s) Exactly
as Name(s) Appear(s) on
Certificates Representing Old
Notes (Please Fill In, If Blank)	Old Note(s) Tendered
Aggregate Principal
	Registered	Amount
	Certificate	Represented	Principal Amount
	Number(s)*	by Note(s)	Tendered**

Total

* Need not be completed by book-entry holders.
** Unless otherwise indicated, any tendering holder of Old Notes will be deemed to have tendered the entire aggregate principal amount represented by such Old Notes. All tenders must be in minimum principal amounts of $2,000 and integral multiples of $1,000 in excess thereof.

☐	CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name of Tendering Institution:

DTC Account Number(s):

Transaction Code Number(s):

☐	CHECK HERE AND COMPLETE THE FOLLOWING IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name:

Address:

Telephone/ Facsimile No. for Notices:

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Subject to the terms and conditions of the Exchange Offer, the undersigned hereby tenders to the Issuer for exchange the principal amount of each series of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the principal amount of Old Notes tendered in accordance with this Letter of Transmittal, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuer all right, title and interest in and to such Old Notes tendered for exchange hereby.

The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact for the undersigned (with full knowledge that said Exchange Agent also acts as the agent for the Issuer in connection with the Exchange Offer) with respect to the tendered Old Notes with full power of substitution to:

•	deliver such Old Notes, or transfer ownership of such Old Notes on the account books maintained by DTC, to the Issuer, as applicable, and deliver all accompanying evidences of transfer and authenticity; and

•	present such Old Notes for transfer on the books of the Issuer and receive all benefits and otherwise exercise all rights of beneficial ownership of such Old Notes, all in accordance with the terms of the Exchange Offer.

The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Old Notes tendered hereby and to acquire the New Notes issuable upon the exchange of such tendered Old Notes, and that the Issuer will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right, when the same are accepted for exchange by the Issuer.

The undersigned acknowledges that the Exchange Offer is being made in reliance upon interpretations set forth in no-action letters issued to third parties by the staff of the Securities and Exchange Commission (the “SEC”), including Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991), Mary Kay Cosmetics, Inc. (available June 5, 1991), Shearman & Sterling (available July 2, 1993) and similar no-action letters (the “Prior No-Action Letters”), that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any holder that is a broker-dealer who purchased Old Notes directly from the Issuer for resale and any holder that is an “affiliate” of the Issuer within the meaning of Rule 405 under the Securities Act), without compliance with the registration and prospectus delivery provisions of the Securities Act (except for prospectus delivery obligations applicable to certain broker-dealers), provided that such New Notes are acquired in the ordinary course of such holders’ business and such holders are not engaged in, and do not intend to engage in, and have no arrangement or understanding with any person to participate in, a distribution of such New Notes. The SEC has not, however, considered this Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as it has in other circumstances.

The undersigned hereby further represents to the Issuer that (i) any New Notes received will be acquired in the ordinary course of business of the undersigned; (ii) the undersigned does not have an arrangement or understanding with any person or entity to participate in the distribution (within the meaning of the federal securities laws) of the New Notes; (iii) the undersigned is not engaged in and does not intend to engage in the distribution (within the meaning of the federal securities laws) of the New Notes; (iv) if the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, the undersigned acquired those Old Notes as a result of market-making activities or other trading activities and it will deliver a prospectus meeting the requirements of the Securities Act, in connection with any resale of the New Notes; provided, however, that by acknowledging that it will deliver, and by delivering, a Prospectus, the undersigned will not be deemed to admit that it is an underwriter within the meaning of the Securities Act; (v) the undersigned is not an “affiliate,” as defined in Rule 405 under the Securities Act, of the Issuer; and (vi) the undersigned is not acting on behalf of any person or entity who could not truthfully make the statements set forth in (i) through (v) above.

The undersigned acknowledges that if the undersigned is an affiliate of the Issuer or is tendering Old Notes in the Exchange Offer with the intention of participating in any manner in a distribution of the New Notes:

•	the undersigned cannot rely on the position of the staff of the SEC set forth in the Prior No-Action Letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale transaction of the New Notes, in which case the registration statement must contain the selling security holder information required by Item 507 or Item 508, as applicable, of Regulation S-K under the Securities Act; and

•	failure to comply with such requirements in such instance could result in the undersigned incurring liability for which the undersigned will not be indemnified by the Issuer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuer to be necessary or desirable to complete the exchange, assignment and transfer of the Old Notes tendered hereby, including the transfer of such Old Notes on the account books maintained by DTC.

For purposes of the Exchange Offer, the Issuer shall be deemed to have accepted for exchange validly tendered Old Notes when, as and if the Issuer gives oral or written notice thereof to the Exchange Agent and complies with the applicable provisions of the Exchange and Registration Rights Agreement between the Issuer and the Initial Purchasers (as defined therein), dated April 17, 2008. Any tendered Old Notes that are not accepted for exchange pursuant to the Exchange Offer for any reason will be returned, without expense, to the undersigned promptly after the Expiration Date.

All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death, incapacity or dissolution of the undersigned, and every obligation of the undersigned under this Letter of Transmittal shall be binding upon the undersigned’s successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “Exchange Offer — Withdrawal of Tenders.”

The undersigned acknowledges that the acceptance by the Issuer of properly tendered Old Notes pursuant to the procedures described under the caption “Exchange Offer — Procedures for Tendering” in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned, on one hand, and the Issuer, on the other, upon the terms and subject to the conditions of the Exchange Offer.

The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption “Exchange Offer — Conditions to the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuer in its sole discretion), the Issuer may not be required to exchange any of the Old Notes tendered hereby.

Unless otherwise indicated under “Special Issuance Instructions,” please issue the New Notes issued in exchange for the Old Notes accepted for exchange, and return any Old Notes not tendered or not exchanged, in the name(s) of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail or deliver the New Notes issued in exchange for the Old Notes accepted for exchange and any Old Notes not tendered or not exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the New Notes issued in exchange for the Old Notes accepted for exchange in the name(s) of, and return any Old Notes not tendered or not exchanged to, the person(s) or account(s) so indicated. The undersigned recognizes that the Issuer has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Old Notes from the name of the registered holder(s) thereof if the Issuer does not accept for exchange any of the Old Notes so tendered for exchange.

SPECIAL ISSUANCE INSTRUCTIONS
(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if (i) Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be issued in the name of someone other than the undersigned, or (ii) Old Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC other than the DTC Account Number set forth above. Issue New Notes and/or Old Notes to:

Name:

Address:

(Include ZIP Code)

(Taxpayer Identification or Social Security Number)

(See Instruction 7 below.)

(Please Type or Print)

SPECIAL DELIVERY INSTRUCTIONS
(SEE INSTRUCTIONS 4 AND 5)

To be completed ONLY if Old Notes in a principal amount not tendered, or New Notes issued in exchange for Old Notes accepted for exchange, are to be mailed or delivered to someone other than the undersigned, or to the undersigned at an address other than that shown below the undersigned’s signature. Mail or deliver New Notes and/or Old Notes to:

Name:

Address:

(Include ZIP Code)

(Taxpayer Identification or Social Security Number)

(See Instruction 7 below.)

(Please Type or Print)

☐  Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account number set forth below:

DTC Account Number:

IMPORTANT
PLEASE SIGN HERE WHETHER OR NOT
OLD NOTES ARE BEING PHYSICALLY TENDERED HEREBY
(complete accompanying Substitute Form W-9 below)

X

X
(Signature(s) of Registered Holder(s) of Old Notes)

Dated

(The above lines must be signed by the registered holder(s) of Old Notes as your/their name(s) appear(s) on the Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Old Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this Letter of Transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must (i) set forth his or her full title below and (ii) unless waived by the Issuer, submit evidence satisfactory to the Issuer of such person’s authority so to act. See Instruction 4 regarding the completion of this Letter of Transmittal, printed below.)

Name(s):
(Please Type or Print)

Capacity (Full Title):

Address:
(Include ZIP Code)

Area Code and Telephone Number:

Taxpayer Identification Number:

MEDALLION SIGNATURE GUARANTEE
(if required by Instruction 4)

Certain signatures must be guaranteed by an Eligible Institution (as defined in the instructions below). Please read Instruction 4 of this Letter of Transmittal to determine whether a signature guarantee is required for the tender of your Old Notes.

Signature(s) Guaranteed by an

Eligible Institution:
(Authorized Signature)

(Title)

(Name of Firm)

(Address, Include ZIP Code)

(Area Code and Telephone Number)

Dated:

INSTRUCTIONS TO LETTER OF TRANSMITTAL
FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. Delivery of this Letter of Transmittal and Old Notes or Agent’s Message and Book-Entry Confirmations. All physically delivered Old Notes or any confirmation of a book-entry transfer to the Exchange Agent’s account at DTC of Old Notes tendered by book-entry transfer (a “Book-Entry Confirmation”), as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile hereof (or an agent’s message in lieu hereof pursuant to DTC’s ATOP), and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the holder and, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that the holder use an overnight or courier service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. NO LETTER OF TRANSMITTAL OR OLD NOTES SHOULD BE SENT TO THE ISSUER.

2. Tender by Holder. Only a registered holder of Old Notes may tender such Old Notes in the Exchange Offer. Any beneficial holder of Old Notes who is not the registered holder and who wishes to tender should arrange with the registered holder to execute and deliver this Letter of Transmittal on his behalf or must, prior to completing and executing this Letter of Transmittal and delivering his Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such holder’s name or obtain a properly completed bond power from the registered holder.

3. Partial Tenders. Tenders of Old Notes will be accepted only in minimum principal amounts of $2,000 and integral multiples of $1,000 in excess thereof. If less than the entire principal amount of any Old Notes is tendered, the tendering holder should fill in the principal amount tendered in the fourth column of the box entitled “Description of Old Notes Tendered” above. The entire principal amount of Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Old Notes is not tendered, then Old Notes for the principal amount of Old Notes not tendered and New Notes issued in exchange for any Old Notes accepted will be promptly returned to the holder after the expiration or termination of the Exchange Offer.

4. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Medallion Guarantee of Signatures. If this Letter of Transmittal (or facsimile hereof) is signed by the record holder(s) of the Old Notes tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Old Notes without alteration, enlargement or any change whatsoever. If this Letter of Transmittal (or facsimile hereof) is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Old Notes. If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

If this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of Old Notes listed and tendered hereby and the New Notes issued in exchange therefor are to be issued (or any untendered principal amount of Old Notes is to be reissued) to the registered holder(s), then said holder(s) need not and should not endorse any tendered Old Notes, nor provide a separate bond power. In any other case, such holder(s) must either properly endorse the Old Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal, with the signatures on the endorsement or bond power guaranteed by a firm that is a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, in each case that is a participant in the Securities Transfer Agents’ Medallion Program, the New York Stock Exchange Medallion Program or the Stock Exchanges’ Medallion Program approved by the Securities Transfer Association Inc. (each, an “Eligible Institution”).

If this Letter of Transmittal (or facsimile hereof) or any Old Notes or bond powers are signed by one or more trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, evidence satisfactory to the Issuer of their authority to act must be submitted with this Letter of Transmittal.

No signature guarantee is required if:

•	this Letter of Transmittal (or facsimile hereof) is signed by the registered holder(s) of the Old Notes tendered herein (or by a participant in DTC whose name appears on a security position listing as the owner of the tendered Old Notes) and the New Notes are to be issued directly to such registered holder(s) (or, if signed by a participant in DTC, deposited to such participant’s account at DTC) and neither the box entitled “Special Issuance Instructions” nor the box entitled “Special Delivery Instructions” has been completed; or

•	such Old Notes are tendered for the account of an Eligible Institution.

In all other cases, all signatures on this Letter of Transmittal (or facsimile hereof) must be guaranteed by an Eligible Institution.

5. Special Issuance and Delivery Instructions. Tendering holders should indicate, in the applicable box or boxes, the name and address to which New Notes or substitute Old Notes for principal amounts not tendered or not accepted for exchange are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification number (see Instruction 7 below) of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name and address (or account number) of the person signing this Letter of Transmittal.

6. Transfer Taxes. The Issuer will pay or cause to be paid all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder and the Exchange Agent will retain possession of an amount of New Notes with a face amount at least equal to the amount of such transfer taxes due by such tendering holder pending receipt by the Exchange Agent of the amount of such taxes.

7. Taxpayer Identification Number. Federal income tax law requires that a holder of any Old Notes or New Notes must provide the Issuer (as payor) with its correct taxpayer identification number (“TIN”), which, in the case of a holder who is an individual, is his or her social security number. If the Issuer is not provided with the correct TIN, the holder or payee may be subject to a $50 penalty imposed by the Internal Revenue Service and backup withholding, currently at a rate of 28%, on interest payments on the New Notes.

To prevent backup withholding, each tendering holder must provide such holder’s correct TIN by completing the Substitute Form W-9 set forth herein, certifying that the TIN provided is correct (or that such holder is awaiting a TIN), that the holder is a U.S. person (including a U.S. resident alien), and that (i) the holder has not been notified by the Internal Revenue Service that such holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the New Notes will be registered in more than one name or will not be in the name of the actual owner, consult the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 included with this Letter of Transmittal (the “Guidelines”) for information on which TIN to report.

If such holder does not have, but has applied or intends to apply for, a TIN, such holder should consult the Guidelines concerning applying for a TIN, check the box in Part 3 of the Substitute Form W-9, write “applied for” in lieu of its TIN and sign and date the form and the Certificate of Awaiting Taxpayer Identification Number. Checking this box, writing “applied for” on the form and signing such certificate means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future.

Certain holders are not subject to the backup withholding and reporting requirements. These holders, which we refer to as exempt holders, include certain foreign persons (other than U.S. resident aliens) and persons listed in the Guidelines as payees exempt from backup withholding. Exempt holders (other than certain foreign persons) should indicate their exempt status on the Substitute Form W-9. A foreign person (other than a U.S. resident alien) may qualify as an exempt holder by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that holder’s exempt status. A foreign owner of a disregarded domestic entity should file an Internal Revenue Service Form W-8BEN rather than a Substitute Form W-9. An Internal Revenue Service Form W-8BEN may be obtained from the Exchange Agent.

The Issuer reserves the right in its sole discretion to take whatever steps are necessary to comply with the Issuer’s obligations regarding backup withholding.

8. Validity of Tenders. All questions as to the validity, form, eligibility, time of receipt, acceptance and withdrawal of tendered Old Notes will be determined by the Issuer in its sole discretion, which determination will be final and binding. The Issuer reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Issuer’s acceptance of which would, in the opinion of the Issuer’s counsel, be unlawful. The Issuer also reserves the absolute right to waive any conditions of the Exchange Offer or defects or irregularities of tenders as to particular Old Notes. The Issuer’s interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Issuer shall determine. Neither the Issuer, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes nor shall any of them incur any liability for failure to give such notification.

9. Waiver of Conditions. The Issuer in its sole discretion reserves the absolute right to waive, in whole or part, any of the conditions to the Exchange Offer set forth in the Prospectus.

10. No Conditional Tender. No alternative, conditional, irregular or contingent tender of Old Notes will be accepted.

11. Mutilated, Lost, Wrongfully Taken or Destroyed Old Notes. Any holder whose Old Notes have been mutilated, lost, wrongfully taken or destroyed should contact the Exchange Agent at the address indicated above for further instructions. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, wrongfully taken or destroyed Old Notes have been followed.

12. Requests for Assistance or Additional Copies. Requests for assistance or for additional copies of the Prospectus or this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover page of this Letter of Transmittal. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer.

13. Withdrawal. Tenders may be withdrawn only in accordance with the procedures set forth in the Prospectus under the caption “Exchange Offer — Withdrawal of Tenders.”

IMPORTANT:  This Letter of Transmittal or a manually signed facsimile hereof or an agent’s message in lieu hereof (together with the Old Notes delivered by book-entry transfer or in original hard copy form) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on or prior to the Expiration Date.

Substitute Form W-9 Request for Taxpayer Identification Number and Certification

Name as shown on account (if joint, list first and circle name of the person or entity whose number you enter below)
Name:
Check appropriate box: ☐ Individual/Sole proprietor; ☐ Corporation; ☐ Partnership; ☐ Limited Liability Company.
Enter the tax classification (D=disregarded entity, C=corporation; P=partnership): ; ☐ Other ☐ Exempt from Backup Withholding
Address:
City, State, and Zip Code:

SUBSTITUTE Form W-9	TAXPAYER IDENTIFICATION NO. FOR ALL ACCOUNTS	Social Security Number

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (TIN)	Enter your taxpayer identification number in the appropriate box.

For most individuals this is your social security number. If you do not have a number, see the enclosed Guidelines.

	Note: If the account is in more than one name, see the chart in the enclosed Guidelines on which number to give the payer.	Employer Identification Number Awaiting TIN ☐

Certification — Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding; (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. person (including a U.S. resident alien).
Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are subject to backup withholding because you have failed to report all interest and dividends on your tax returns. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2). The certification requirement does not apply to mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account, and payments other than interest and dividends and Item (2) of the certification requirement does not apply to real estate transactions. Also see “Certification” under “Specific Instructions” in the enclosed Guidelines.

SIGNATURE DATE

FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
AT THE APPLICABLE RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE NEW NOTES.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number all or a portion of any payments made to me thereafter may be withheld until I provide a number.

, 200
SIGNATURE	DATE

GUIDELINES FOR CERTIFICATION OF
TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer — Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

	Give the name and		Give the name and employer
For this type of account:	social security number of –	For this type of account:	identification number of –

1. Individual	The individual	6. Disregarded entity not owned by an individual	The owner(3)
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	The legal entity(4)
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate or LLC electing corporate status on Form 8832	The corporation
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi-member LLC	The partnership
5. Sole proprietorship or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee
		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s social security number.

(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER
IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt From Backup Withholding

Payees specifically exempted from backup withholding include:

1. An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

2. The United States or any of its agencies or instrumentalities.

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

4. A foreign government or any of its political subdivisions, agencies or instrumentalities.

5. An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

6. A corporation.

7. A foreign central bank of issue.

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

9. A futures commission merchant registered with the Commodity Futures Trading Commission.

10. A real estate investment trust.

11. An entity registered at all times during the tax year under the Investment Company Act of 1940.

12. A common trust fund operated by a bank under Section 584(a).

13. A financial institution.

14. A middleman known in the investment community as a nominee or custodian.

15. A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

THEN the payment is
If the payment is for ...	exempt for ...
Interest and dividend payments	All exempt recipients except for 9

Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding. Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from Backup Withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice.  Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to various government agencies for tax enforcement or litigation purposes and to cities, states, and the District of Columbia to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal nontax criminal laws and to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number.  If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.